                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                               --------------  ---------- ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                                   Contractual       2.00%      July 1, 2013       June 30, 2016
   Class B Shares                                   Contractual       2.75%      July 1, 2013       June 30, 2016
   Class C Shares                                   Contractual       2.75%      July 1, 2013       June 30, 2016
   Class R Shares                                   Contractual       2.25%      July 1, 2013       June 30, 2016
   Class R5 Shares                                  Contractual       1.75%      July 1, 2013       June 30, 2016
   Class R6 Shares                                  Contractual       1.75%      July 1, 2013       June 30, 2016
   Class Y Shares                                   Contractual       1.75%      July 1, 2013       June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                                   Contractual       1.50%      July 1, 2012       June 30, 2016
   Class B Shares                                   Contractual       2.00%      July 1, 2012       June 30, 2016
   Class C Shares                                   Contractual       2.00%      July 1, 2012       June 30, 2016
   Class Y Shares                                   Contractual       1.25%      July 1, 2012       June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                                   Contractual       0.86%    January 1, 2015    December 31, 2016
   Class B Shares                                   Contractual       1.61%    January 1, 2015    December 31, 2016
   Class C Shares                                   Contractual       1.61%    January 1, 2015    December 31, 2016
   Class R Shares                                   Contractual       1.11%    January 1, 2015    December 31, 2016
   Class R5 Shares                                  Contractual       0.61%    January 1, 2015    December 31, 2016
   Class R6 Shares                                  Contractual       0.61%    January 1, 2015    December 31, 2016
   Class Y Shares                                   Contractual       0.61%    January 1, 2015    December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                   Contractual       2.00%      July 1, 2012       June 30, 2016
   Class B Shares                                   Contractual       2.75%      July 1, 2012       June 30, 2016
   Class C Shares                                   Contractual       2.75%      July 1, 2012       June 30, 2016
   Class R Shares                                   Contractual       2.25%      July 1, 2012       June 30, 2016
   Class R6 Shares                                  Contractual       1.75%   September 24, 2012    June 30, 2016
   Class Y Shares                                   Contractual       1.75%      July 1, 2012       June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                                   Contractual       1.50%      July 1, 2012       June 30, 2016
   Class B Shares                                   Contractual       2.25%      July 1, 2012       June 30, 2016
   Class C Shares                                   Contractual       2.25%      July 1, 2012       June 30, 2016
   Class R Shares                                   Contractual       1.75%      July 1, 2012       June 30, 2016
   Class R5 Shares                                  Contractual       1.25%      July 1, 2012       June 30, 2016
   Class R6 Shares                                  Contractual       1.25%   September 24, 2012    June 30, 2016
   Class Y Shares                                   Contractual       1.25%      July 1, 2012       June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                                   Contractual       1.50%     April 14, 2006      June 30, 2016
   Class C Shares                                   Contractual       2.00%     April 14, 2006      June 30, 2016
   Class R Shares                                   Contractual       1.75%     April 14, 2006      June 30, 2016
   Class R5 Shares                                  Contractual       1.25%     April 14, 2006      June 30, 2016
   Class R6 Shares                                  Contractual       1.25%   September 24, 2012    June 30, 2016
   Class Y Shares                                   Contractual       1.25%    October 3, 2008      June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                                   Contractual       2.00%      July 1, 2009       June 30, 2016
   Class B Shares                                   Contractual       2.75%      July 1, 2009       June 30, 2016
   Class C Shares                                   Contractual       2.75%      July 1, 2009       June 30, 2016
   Class R5 Shares                                  Contractual       1.75%      July 1, 2009       June 30, 2016
   Class R6 Shares                                  Contractual       1.75%   September 24, 2012    June 30, 2016
   Class Y Shares                                   Contractual       1.75%      July 1, 2009       June 30, 2016

See page 16 for footnotes to Exhibit A.

                                             CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                          VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                         ------------  --------------------- ------------------- ------------------
Invesco Growth and Income Fund
   Class A Shares                            Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class R Shares                            Contractual          2.25%             July 1, 2012       June 30, 2016
   Class R5 Shares                           Contractual          1.75%             July 1, 2012       June 30, 2016
   Class R6 Shares                           Contractual          1.75%          September 24, 2012    June 30, 2016
   Class Y Shares                            Contractual          1.75%             July 1, 2012       June 30, 2016

Invesco Low Volatility Equity Yield Fund
   Class A Shares                            Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class R Shares                            Contractual          2.25%             July 1, 2012       June 30, 2016
   Class R5 Shares                           Contractual          1.75%             July 1, 2012       June 30, 2016
   Class Y Shares                            Contractual          1.75%             July 1, 2012       June 30, 2016
   Investor Class Shares                     Contractual          2.00%             July 1, 2012       June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                            Contractual          1.50%             July 1, 2012       June 30, 2016
   Class B Shares                            Contractual          2.25%             July 1, 2012       June 30, 2016
   Class C Shares                            Contractual          2.25%             July 1, 2012       June 30, 2016
   Class Y Shares                            Contractual          1.25%             July 1, 2012       June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                            Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class Y Shares                            Contractual          1.75%             July 1, 2012       June 30, 2016

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                            Contractual          0.79%          September 30, 2015  December 31, 2016
   Class C Shares                            Contractual          1.54%          September 30, 2015  December 31, 2016
   Class R5 Shares                           Contractual          0.54%          September 30, 2015  December 31, 2016
   Class Y Shares                            Contractual          0.54%          September 30, 2015  December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                            Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                            Contractual          2.75%             July 1, 2012       June 30, 2016
   Class R5 Shares                           Contractual          1.75%          September 24, 2012    June 30, 2016
   Class R6 Shares                           Contractual          1.75%          September 24, 2012    June 30, 2016
   Class Y Shares                            Contractual          1.75%             July 1, 2012       June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                            Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2016
   Class C Shares                            Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R Shares                            Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2016
   Class R5 Shares                           Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R6 Shares                           Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class Y Shares                            Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016

See page 16 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                               --------------  ---------- ------------------- --------------
Invesco Charter Fund
   Class A Shares                                   Contractual       2.00%      July 1, 2009     June 30, 2016
   Class B Shares                                   Contractual       2.75%      July 1, 2009     June 30, 2016
   Class C Shares                                   Contractual       2.75%      July 1, 2009     June 30, 2016
   Class R Shares                                   Contractual       2.25%      July 1, 2009     June 30, 2016
   Class R5 Shares                                  Contractual       1.75%      July 1, 2009     June 30, 2016
   Class R6 Shares                                  Contractual       1.75%   September 24, 2012  June 30, 2016
   Class S Shares                                   Contractual       1.90%   September 25, 2009  June 30, 2016
   Class Y Shares                                   Contractual       1.75%      July 1, 2009     June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                                   Contractual       2.00%      July 1, 2013     June 30, 2016
   Class B Shares                                   Contractual       2.75%      July 1, 2013     June 30, 2016
   Class C Shares                                   Contractual       2.75%      July 1, 2013     June 30, 2016
   Class R Shares                                   Contractual       2.25%      July 1, 2013     June 30, 2016
   Class R5 Shares                                  Contractual       1.75%      July 1, 2013     June 30, 2016
   Class R6 Shares                                  Contractual       1.75%      July 1, 2013     June 30, 2016
   Class Y Shares                                   Contractual       1.75%      July 1, 2013     June 30, 2016
   Investor Class Shares                            Contractual       2.00%      July 1, 2013     June 30, 2016

Invesco Summit Fund
   Class A Shares                                   Contractual       2.00%      July 1, 2009     June 30, 2016
   Class B Shares                                   Contractual       2.75%      July 1, 2009     June 30, 2016
   Class C Shares                                   Contractual       2.75%      July 1, 2009     June 30, 2016
   Class P Shares                                   Contractual       1.85%      July 1, 2009     June 30, 2016
   Class R5 Shares                                  Contractual       1.75%      July 1, 2009     June 30, 2016
   Class S Shares                                   Contractual       1.90%   September 25, 2009  June 30, 2016
   Class Y Shares                                   Contractual       1.75%      July 1, 2009     June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                               --------------  ---------- ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                                   Contractual       2.25%      July 1, 2009     June 30, 2016
   Class B Shares                                   Contractual       3.00%      July 1, 2009     June 30, 2016
   Class C Shares                                   Contractual       3.00%      July 1, 2009     June 30, 2016
   Class Y Shares                                   Contractual       2.00%      July 1, 2009     June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                                   Contractual       2.25%      July 1, 2013     June 30, 2016
   Class B Shares                                   Contractual       3.00%      July 1, 2013     June 30, 2016
   Class C Shares                                   Contractual       3.00%      July 1, 2013     June 30, 2016
   Class R Shares                                   Contractual       2.50%      July 1, 2013     June 30, 2016
   Class R5 Shares                                  Contractual       2.00%      July 1, 2013     June 30, 2016
   Class Y Shares                                   Contractual       2.00%      July 1, 2013     June 30, 2016

Invesco International Small Company Fund
   Class A Shares                                   Contractual       2.25%      July 1, 2009     June 30, 2016
   Class B Shares                                   Contractual       3.00%      July 1, 2009     June 30, 2016
   Class C Shares                                   Contractual       3.00%      July 1, 2009     June 30, 2016
   Class R5 Shares                                  Contractual       2.00%      July 1, 2009     June 30, 2016
   Class R6 Shares                                  Contractual       2.00%   September 24, 2012  June 30, 2016
   Class Y Shares                                   Contractual       2.00%      July 1, 2009     June 30, 2016

See page 16 for footnotes to Exhibit A.

                                                     CONTRACTUAL/         EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY         LIMITATION          CURRENT LIMIT         DATE
----                                               --------------  ---------------------  ------------------- --------------
Invesco Small Cap Equity Fund
   Class A Shares                                   Contractual            2.00%             July 1, 2009     June 30, 2016
   Class B Shares                                   Contractual            2.75%             July 1, 2009     June 30, 2016
   Class C Shares                                   Contractual            2.75%             July 1, 2009     June 30, 2016
   Class R Shares                                   Contractual            2.25%             July 1, 2009     June 30, 2016
   Class R5 Shares                                  Contractual            1.75%             July 1, 2009     June 30, 2016
   Class R6 Shares                                  Contractual            1.75%          September 24, 2012  June 30, 2016
   Class Y Shares                                   Contractual            1.75%             July 1, 2009     June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                     CONTRACTUAL/         EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                               --------------  --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
   Class A Shares                                   Contractual    1.75% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                                   Contractual    2.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                                   Contractual    2.00% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                                  Contractual    1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                                  Contractual    1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                                   Contractual    1.50% less net AFFE*   October 14, 2014   April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                   Contractual           0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                                  Contractual           0.25%          February 12, 2010   April 30, 2017
   Class B Shares                                   Contractual           1.00%           November 4, 2009   April 30, 2017
   Class C Shares                                   Contractual           1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                                  Contractual           1.00%          February 12, 2010   April 30, 2017
   Class R Shares                                   Contractual           0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                                  Contractual           0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                                  Contractual           0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                                  Contractual           0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                                   Contractual           0.00%           November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                   Contractual           0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                                  Contractual           0.25%          February 12, 2010   April 30, 2017
   Class B Shares                                   Contractual           1.00%           November 4, 2009   April 30, 2017
   Class C Shares                                   Contractual           1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                                  Contractual           1.00%          February 12, 2010   April 30, 2017
   Class R Shares                                   Contractual           0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                                  Contractual           0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                                  Contractual           0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                                  Contractual           0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                                   Contractual           0.00%           November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                   Contractual           0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                                  Contractual           0.25%          February 12, 2010   April 30, 2017
   Class B Shares                                   Contractual           1.00%           November 4, 2009   April 30, 2017
   Class C Shares                                   Contractual           1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                                  Contractual           1.00%          February 12, 2010   April 30, 2017
   Class R Shares                                   Contractual           0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                                  Contractual           0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                                  Contractual           0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                                  Contractual           0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                                   Contractual           0.00%           November 4, 2009   April 30, 2017

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                             ------------  ---------- ------------------- ---------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual      0.25%    November 4, 2009   April 30, 2017
   Class AX Shares                               Contractual      0.25%   February 12, 2010   April 30, 2017
   Class B Shares                                Contractual      1.00%    November 4, 2009   April 30, 2017
   Class C Shares                                Contractual      1.00%    November 4, 2009   April 30, 2017
   Class CX Shares                               Contractual      1.00%   February 12, 2010   April 30, 2017
   Class R Shares                                Contractual      0.50%    November 4, 2009   April 30, 2017
   Class R5 Shares                               Contractual      0.00%    November 4, 2009   April 30, 2017
   Class R6 Shares                               Contractual      0.00%   September 24, 2012  April 30, 2017
   Class RX Shares                               Contractual      0.50%   February 12, 2010   April 30, 2017
   Class Y Shares                                Contractual      0.00%    November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual      0.25%    November 4, 2009   April 30, 2017
   Class AX Shares                               Contractual      0.25%   February 12, 2010   April 30, 2017
   Class B Shares                                Contractual      1.00%    November 4, 2009   April 30, 2017
   Class C Shares                                Contractual      1.00%    November 4, 2009   April 30, 2017
   Class CX Shares                               Contractual      1.00%   February 12, 2010   April 30, 2017
   Class R Shares                                Contractual      0.50%    November 4, 2009   April 30, 2017
   Class R5 Shares                               Contractual      0.00%    November 4, 2009   April 30, 2017
   Class R6 Shares                               Contractual      0.00%   September 24, 2012  April 30, 2017
   Class RX Shares                               Contractual      0.50%   February 12, 2010   April 30, 2017
   Class Y Shares                                Contractual      0.00%    November 4, 2009   April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2016
   Class R Shares                                Contractual      1.75%      July 1, 2012     June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2016
   Class S Shares                                Contractual      1.40%      July 1, 2012     June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2016
   Class R6 Shares                               Contractual      1.25%   September 24, 2012  June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual      1.46%      May 1, 2015      April 30, 2016
   Class B Shares                                Contractual      2.21%      May 1, 2015      April 30, 2016
   Class C Shares                                Contractual      2.21%      May 1, 2015      April 30, 2016
   Class R Shares                                Contractual      1.71%      May 1, 2015      April 30, 2016
   Class R5 Shares                               Contractual      1.21%      May 1, 2015      April 30, 2016
   Class Y Shares                                Contractual      1.21%      May 1, 2015      April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012     June 30, 2016
   Class B Shares                                Contractual      2.75%      July 1, 2012     June 30, 2016
   Class C Shares                                Contractual      2.75%      July 1, 2012     June 30, 2016
   Class R Shares                                Contractual      2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                               Contractual      1.75%      July 1, 2012     June 30, 2016
   Class S Shares                                Contractual      1.90%      July 1, 2012     June 30, 2016
   Class Y Shares                                Contractual      1.75%      July 1, 2012     June 30, 2016

See page 16 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%             May 1, 2012     April 30, 2017
   Class B Shares                      Contractual         1.00%             May 1, 2012     April 30, 2017
   Class C Shares                      Contractual         1.00%             May 1, 2012     April 30, 2017
   Class R Shares                      Contractual         0.50%             May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual         0.00%             May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual         0.00%             May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%             May 1, 2012     June 30, 2016
   Class B Shares                      Contractual         3.00%             May 1, 2012     June 30, 2016
   Class C Shares                      Contractual         3.00%             May 1, 2012     June 30, 2016
   Class R Shares                      Contractual         2.50%             May 1, 2012     June 30, 2016
   Class R5 Shares                     Contractual         2.00%             May 1, 2012     June 30, 2016
   Class Y Shares                      Contractual         2.00%             May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class R Shares                      Contractual         1.75%             July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2016
   Class S Shares                      Contractual         1.40%             July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2016
   Investor Class Shares               Contractual         2.00%             July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                        ------------ ---------- ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009       June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009       June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009       June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009       June 30, 2016

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009       June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009       June 30. 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009       June 30, 2016
   Class R Shares                           Contractual     2.50%      July 1, 2009       June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009       June 30, 2016
   Investor Class Shares                    Contractual     2.25%      July 1, 2009       June 30, 2016

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.31%    October 1, 2015    February 28, 2017
   Class B Shares                           Contractual     2.06%    October 1, 2015    February 28, 2017
   Class C Shares                           Contractual     2.06%    October 1, 2015    February 28, 2017
   Class R5 Shares                          Contractual     1.06%    October 1, 2015    February 28, 2017
   Class R6 Shares                          Contractual     1.06%    October 1, 2015    February 28, 2017
   Class Y Shares                           Contractual     1.06%    October 1, 2015    February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012    February 28, 2017
   Class C Shares                           Contractual     2.11%     August 1, 2012    February 28, 2017
   Class R Shares                           Contractual     1.61%     August 1, 2012    February 28, 2017
   Class R5 Shares                          Contractual     1.11%     August 1, 2012    February 28, 2017
   Class R6 Shares                          Contractual     1.11%   September 24, 2012  February 28, 2017
   Class Y Shares                           Contractual     1.11%     August 1, 2012    February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009       June 30. 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009       June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009       June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009       June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009       June 30, 2016

Invesco International Companies Fund
   Class A Shares                           Contractual     1.33%   December 21, 2015   February 28, 2017
   Class C Shares                           Contractual     2.08%   December 21, 2015   February 28, 2017
   Class R Shares                           Contractual     1.58%   December 21, 2015   February 28, 2017
   Class R5 Shares                          Contractual     1.08%   December 21, 2015   February 28, 2017
   Class R6 Shares                          Contractual     1.08%   December 21, 2015   February 28, 2017
   Class Y Shares                           Contractual     1.08%   December 21, 2015   February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual     1.33%     April 1, 2016      March 31, 2017
   Class B Shares                           Contractual     2.08%     April 1, 2016      March 31, 2017
   Class C Shares                           Contractual     2.08%     April 1, 2016      March 31, 2017
   Class R Shares                           Contractual     1.58%     April 1, 2016      March 31, 2017
   Class R5 Shares                          Contractual     1.08%     April 1, 2016      March 31, 2017
   Class R6 Shares                          Contractual     1.08%     April 1, 2016      March 31, 2017
   Class Y Shares                           Contractual     1.08%     April 1, 2016      March 31, 2017
   Investor Class Shares                    Contractual     1.33%     April 1, 2016      March 31, 2017

See page 16 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               -------------- ----------  ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                                   Contractual     2.25%        July 1, 2013      June 30, 2016
   Class B Shares                                   Contractual     3.00%        July 1, 2013      June 30, 2016
   Class C Shares                                   Contractual     3.00%        July 1, 2013      June 30, 2016
   Class R Shares                                   Contractual     2.50%        July 1, 2013      June 30, 2016
   Class R5 Shares                                  Contractual     2.00%        July 1, 2013      June 30, 2016
   Class R6 Shares                                  Contractual     2.00%        July 1, 2013      June 30, 2016
   Class Y Shares                                   Contractual     2.00%        July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
   Class A Shares                                   Contractual     1.51%       August 1, 2012   February 28, 2017
   Class C Shares                                   Contractual     2.26%       August 1, 2012   February 28, 2017
   Class R Shares                                   Contractual     1.76%       August 1, 2012   February 28, 2017
   Class R5 Shares                                  Contractual     1.26%       August 1, 2012   February 28, 2017
   Class R6 Shares                                  Contractual     1.26%     September 24, 2012 February 28, 2017
   Class Y Shares                                   Contractual     1.26%       August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               -------------- ----------  ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                   Contractual     1.62%     December 17, 2013  February 28, 2017
   Class C Shares                                   Contractual     2.37%     December 17, 2013  February 28, 2017
   Class R Shares                                   Contractual     1.87%     December 17, 2013  February 28, 2017
   Class R5 Shares                                  Contractual     1.37%     December 17, 2013  February 28, 2017
   Class R6 Shares                                  Contractual     1.37%     December 17, 2013  February 28, 2017
   Class Y Shares                                   Contractual     1.37%     December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                   Contractual     2.00%        July 1, 2012      June 30. 2016
   Class B Shares                                   Contractual     2.75%        July 1, 2012      June 30, 2016
   Class C Shares                                   Contractual     2.75%        July 1, 2012      June 30, 2016
   Class R Shares                                   Contractual     2.25%        July 1, 2012      June 30, 2016
   Class R5 Shares                                  Contractual     1.75%        July 1, 2012      June 30, 2016
   Class R6 Shares                                  Contractual     1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                                   Contractual     1.75%        July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                   Contractual     2.00%        July 1, 2014      June 30. 2016
   Class B Shares                                   Contractual     2.75%        July 1, 2014      June 30, 2016
   Class C Shares                                   Contractual     2.75%        July 1, 2014      June 30, 2016
   Class R Shares                                   Contractual     2.25%        July 1, 2014      June 30, 2016
   Class R5 Shares                                  Contractual     1.75%        July 1, 2014      June 30, 2016
   Class R6 Shares                                  Contractual     1.75%        July 1, 2014      June 30, 2016
   Class Y Shares                                   Contractual     1.75%        July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                                   Contractual     2.25%        July 1, 2012      June 30. 2016
   Class B Shares                                   Contractual     3.00%        July 1, 2012      June 30, 2016
   Class C Shares                                   Contractual     3.00%        July 1, 2012      June 30, 2016
   Class R5 Shares                                  Contractual     2.00%        July 1, 2012      June 30, 2016
   Class R6 Shares                                  Contractual     2.00%     September 24, 2012   June 30, 2016
   Class Y Shares                                   Contractual     2.00%        July 1, 2012      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.54%     April 1, 2016     March 31, 2017
   Class C Shares                                 Contractual     2.29%     April 1, 2016     March 31, 2017
   Class R Shares                                 Contractual     1.79%     April 1, 2016     March 31, 2017
   Class R5 Shares                                Contractual     1.29%     April 1, 2016     March 31, 2017
   Class R6 Shares                                Contractual     1.29%     April 1, 2016     March 31, 2017
   Class Y Shares                                 Contractual     1.29%     April 1, 2016     March 31, 2017

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2017
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2017
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2017
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2017
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30. 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2016
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2016
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014     February 28, 2017
   Class C Shares                                 Contractual     2.15%      May 2, 2014     February 28, 2017
   Class R Shares                                 Contractual     1.65%      May 2, 2014     February 28, 2017
   Class Y Shares                                 Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R5 Shares                                Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R6 Shares                                Contractual     1.15%      May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.65%     March 1, 2016    February 28, 2017
   Class C Shares                                 Contractual     2.40%     March 1, 2016    February 28, 2017
   Class R Shares                                 Contractual     1.90%     March 1, 2016    February 28, 2017
   Class R5 Shares                                Contractual     1.40%     March 1, 2016    February 28, 2017
   Class R6 Shares                                Contractual     1.40%     March 1, 2016    February 28, 2017
   Class Y Shares                                 Contractual     1.40%     March 1, 2016    February 28, 2017

Invesco Global Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017

See page 16 for footnotes to Exhibit A.

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                               --------------  ----------  ------------------- ------------------
Invesco Global Targeted Returns Fund/6/
   Class A Shares                                   Contractual      1.65%       March 1, 2016     February 28, 2017
   Class C Shares                                   Contractual      2.40%       March 1, 2016     February 28, 2017
   Class R Shares                                   Contractual      1.90%       March 1, 2016     February 28, 2017
   Class R5 Shares                                  Contractual      1.40%       March 1, 2016     February 28, 2017
   Class R6 Shares                                  Contractual      1.40%       March 1, 2016     February 28, 2017
   Class Y Shares                                   Contractual      1.40%       March 1, 2016     February 28, 2017

Invesco Greater China Fund
   Class A Shares                                   Contractual      2.25%        July 1, 2009       June 30, 2016
   Class B Shares                                   Contractual      3.00%        July 1, 2009       June 30, 2016
   Class C Shares                                   Contractual      3.00%        July 1, 2009       June 30, 2016
   Class R5 Shares                                  Contractual      2.00%        July 1, 2009       June 30, 2016
   Class Y Shares                                   Contractual      2.00%        July 1, 2009       June 30, 2016

Invesco International Total Return Fund
   Class A Shares                                   Contractual      1.10%       March 31, 2006    February 28, 2017
   Class B Shares                                   Contractual      1.85%       March 31, 2006    February 28, 2017
   Class C Shares                                   Contractual      1.85%       March 31, 2006    February 28, 2017
   Class R5 Shares                                  Contractual      0.85%      October 3, 2008    February 28, 2017
   Class R6 Shares                                  Contractual      0.85%     September 24, 2012  February 28, 2017
   Class Y Shares                                   Contractual      0.85%       March 31, 2006    February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                   Contractual      1.87%     December 17, 2013   February 28, 2017
   Class C Shares                                   Contractual      2.62%     December 17, 2013   February 28, 2017
   Class R Shares                                   Contractual      2.12%     December 17, 2013   February 28, 2017
   Class R5 Shares                                  Contractual      1.62%     December 17, 2013   February 28, 2017
   Class R6 Shares                                  Contractual      1.62%     December 17, 2013   February 28, 2017
   Class Y Shares                                   Contractual      1.62%     December 17, 2013   February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                   Contractual      1.72%     December 17, 2013   February 28, 2017
   Class C Shares                                   Contractual      2.47%     December 17, 2013   February 28, 2017
   Class R Shares                                   Contractual      1.97%     December 17, 2013   February 28, 2017
   Class R5 Shares                                  Contractual      1.47%     December 17, 2013   February 28, 2017
   Class R6 Shares                                  Contractual      1.47%     December 17, 2013   February 28, 2017
   Class Y Shares                                   Contractual      1.47%     December 17, 2013   February 28, 2017

Invesco MLP Fund
   Class A Shares                                   Contractual      1.50%      August 29, 2014    February 28, 2017
   Class C Shares                                   Contractual      2.25%      August 29, 2014    February 28, 2017
   Class R Shares                                   Contractual      1.75%      August 29, 2014    February 28, 2017
   Class R5 Shares                                  Contractual      1.25%      August 29, 2014    February 28, 2017
   Class R6 Shares                                  Contractual      1.25%      August 29, 2014    February 28, 2017
   Class Y Shares                                   Contractual      1.25%      August 29, 2014    February 28, 2017

Invesco Macro International Equity Fund
   Class A Shares                                   Contractual      1.43%     December 17, 2013   February 28, 2017
   Class C Shares                                   Contractual      2.18%     December 17, 2013   February 28, 2017
   Class R Shares                                   Contractual      1.68%     December 17, 2013   February 28, 2017
   Class R5 Shares                                  Contractual      1.18%     December 17, 2013   February 28, 2017
   Class R6 Shares                                  Contractual      1.18%     December 17, 2013   February 28, 2017
   Class Y Shares                                   Contractual      1.18%     December 17, 2013   February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                                   Contractual      1.87%     December 17, 2013   February 28, 2017
   Class C Shares                                   Contractual      2.62%     December 17, 2013   February 28, 2017
   Class R Shares                                   Contractual      2.12%     December 17, 2013   February 28, 2017
   Class R5 Shares                                  Contractual      1.62%     December 17, 2013   February 28, 2017
   Class R6 Shares                                  Contractual      1.62%     December 17, 2013   February 28, 2017
   Class Y Shares                                   Contractual      1.62%     December 17, 2013   February 28, 2017

See page 16 for footnotes to Exhibit A.

                                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                                               --------------  --------------------- -----------------  ------------------
Invesco Pacific Growth Fund
   Class A Shares                                   Contractual           2.25%            July 1, 2012       June 30. 2016
   Class B Shares                                   Contractual           3.00%            July 1, 2012       June 30, 2016
   Class C Shares                                   Contractual           3.00%            July 1, 2012       June 30, 2016
   Class R Shares                                   Contractual           2.50%            July 1, 2012       June 30, 2016
   Class R5 Shares                                  Contractual           2.00%            July 1, 2012       June 30, 2016
   Class Y Shares                                   Contractual           2.00%            July 1, 2012       June 30, 2016

Invesco Premium Income Fund
   Class A Shares                                   Contractual           1.05%           March 1, 2015     February 28, 2017
   Class C Shares                                   Contractual           1.80%           March 1, 2015     February 28, 2017
   Class R Shares                                   Contractual           1.30%           March 1, 2015     February 28, 2017
   Class R5 Shares                                  Contractual           0.80%           March 1, 2015     February 28, 2017
   Class R6 Shares                                  Contractual           0.80%           March 1, 2015     February 28, 2017
   Class Y Shares                                   Contractual           0.80%           March 1, 2015     February 28, 2017

Invesco Select Companies Fund
   Class A Shares                                   Contractual           2.00%            July 1, 2009       June 30. 2016
   Class B Shares                                   Contractual           2.75%            July 1, 2009       June 30, 2016
   Class C Shares                                   Contractual           2.75%            July 1, 2009       June 30, 2016
   Class R Shares                                   Contractual           2.25%            July 1, 2009       June 30, 2016
   Class R5 Shares                                  Contractual           1.75%            July 1, 2009       June 30, 2016
   Class Y Shares                                   Contractual           1.75%            July 1, 2009       June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                                   Contractual    0.85% less net AFFE*    May 2, 2014      February 28, 2017
   Class C Shares                                   Contractual    1.60% less net AFFE*    May 2, 2014      February 28, 2017
   Class R Shares                                   Contractual    1.10% less net AFFE*    May 2, 2014      February 28, 2017
   Class Y Shares                                   Contractual    0.60% less net AFFE*    May 2, 2014      February 28, 2017
   Class R5 Shares                                  Contractual    0.60% less net AFFE*    May 2, 2014      February 28, 2017
   Class R6 Shares                                  Contractual    0.60% less net AFFE*    May 2, 2014      February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                                   Contractual    1.04% less net AFFE*  October 14, 2014   February 28, 2017
   Class C Shares                                   Contractual    1.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R Shares                                   Contractual    1.29% less net AFFE*  October 14, 2014   February 28, 2017
   Class Y Shares                                   Contractual    0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R5 Shares                                  Contractual    0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R6 Shares                                  Contractual    0.79% less net AFFE*  October 14, 2014   February 28, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION          CURRENT LIMIT          DATE
----                                               -------------- ---------------------  ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                                   Contractual           1.50%             July 1, 2012      June 30, 2016
   Class B Shares                                   Contractual           2.25%             July 1, 2012      June 30, 2016
   Class C Shares                                   Contractual           2.25%             July 1, 2012      June 30, 2016
   Class R Shares                                   Contractual           1.75%             July 1, 2012      June 30, 2016
   Class R5 Shares                                  Contractual           1.25%             July 1, 2012      June 30, 2016
   Class R6 Shares                                  Contractual           1.25%          September 24, 2012   June 30, 2016
   Class Y Shares                                   Contractual           1.25%             July 1, 2012      June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                                   Contractual           2.00%             July 1, 2009      June 30, 2016
   Class B Shares                                   Contractual           2.75%             July 1, 2009      June 30, 2016
   Class C Shares                                   Contractual           2.75%             July 1, 2009      June 30, 2016
   Class R Shares                                   Contractual           2.25%             July 1, 2009      June 30, 2016
   Class R5 Shares                                  Contractual           1.75%             July 1, 2009      June 30, 2016
   Class R6 Shares                                  Contractual           1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                                   Contractual           1.75%             July 1, 2009      June 30, 2016

See page 16 for footnotes to Exhibit A.


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                               --------------  ----------  ------------------- ------------------
Invesco High Yield Fund
   Class A Shares                                   Contractual        1.50%      July 1, 2013       June 30, 2016
   Class B Shares                                   Contractual        2.25%      July 1, 2013       June 30, 2016
   Class C Shares                                   Contractual        2.25%      July 1, 2013       June 30, 2016
   Class R5 Shares                                  Contractual        1.25%      July 1, 2013       June 30, 2016
   Class R6 Shares                                  Contractual        1.25%      July 1, 2013       June 30, 2016
   Class Y Shares                                   Contractual        1.25%      July 1, 2013       June 30, 2016
   Investor Class Shares                            Contractual        1.50%      July 1, 2013       June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                   Contractual        0.55%   December 31, 2015   December 31, 2016
   Class A2 Shares                                  Contractual        0.45%   December 31, 2015   December 31, 2016
   Class R5 Shares                                  Contractual        0.30%   December 31, 2015   December 31, 2016
   Class R6 Shares                                  Contractual        0.30%   December 31, 2015   December 31, 2016
   Class Y Shares                                   Contractual        0.30%   December 31, 2015   December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                   Contractual        2.00%      July 1, 2012       June 30, 2016
   Class B Shares                                   Contractual        2.75%      July 1, 2012       June 30, 2016
   Class C Shares                                   Contractual        2.75%      July 1, 2012       June 30, 2016
   Class R Shares                                   Contractual        2.25%      July 1, 2012       June 30, 2016
   Class R5 Shares                                  Contractual        1.75%      July 1, 2012       June 30, 2016
   Class R6 Shares                                  Contractual        1.75%   September 24, 2012    June 30, 2016
   Class Y Shares                                   Contractual        1.75%      July 1, 2012       June 30, 2016
   Investor Class Shares                            Contractual        2.00%      July 1, 2012       June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                   Contractual        1.40%      July 1, 2013       June 30, 2016
   Class C Shares                                   Contractual       1.75%/2/    July 1, 2013       June 30, 2016
   Class R Shares                                   Contractual        1.75%      July 1, 2013       June 30, 2016
   Class R5 Shares                                  Contractual        1.25%      July 1, 2013       June 30, 2016
   Class R6 Shares                                  Contractual        1.25%      July 1, 2013       June 30, 2016
   Class Y Shares                                   Contractual        1.25%      July 1, 2013       June 30, 2016

Invesco U.S. Government Fund
   Class A Shares                                   Contractual        1.50%      July 1, 2012       June 30, 2016
   Class B Shares                                   Contractual        2.25%      July 1, 2012       June 30, 2016
   Class C Shares                                   Contractual        2.25%      July 1, 2012       June 30, 2016
   Class R Shares                                   Contractual        1.75%      July 1, 2012       June 30, 2016
   Class R5 Shares                                  Contractual        1.25%      July 1, 2012       June 30, 2016
   Class Y Shares                                   Contractual        1.25%      July 1, 2012       June 30, 2016
   Investor Class Shares                            Contractual        1.50%      July 1, 2012       June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                               --------------  ----------  ------------------- -----------------
Invesco American Value Fund
   Class A Shares                                   Contractual      2.00%        July 1, 2013       June 30, 2016
   Class B Shares                                   Contractual      2.75%        July 1, 2013       June 30, 2016
   Class C Shares                                   Contractual      2.75%        July 1, 2013       June 30, 2016
   Class R Shares                                   Contractual      2.25%        July 1, 2013       June 30, 2016
   Class R5 Shares                                  Contractual      1.75%        July 1, 2013       June 30, 2016
   Class R6 Shares                                  Contractual      1.75%        July 1, 2013       June 30, 2016
   Class Y Shares                                   Contractual      1.75%        July 1, 2013       June 30, 2016
Invesco Comstock Fund
   Class A Shares                                   Contractual      2.00%        July 1, 2012       June 30, 2016
   Class B Shares                                   Contractual      2.75%        July 1, 2012       June 30, 2016
   Class C Shares                                   Contractual      2.75%        July 1, 2012       June 30, 2016
   Class R Shares                                   Contractual      2.25%        July 1, 2012       June 30, 2016
   Class R5 Shares                                  Contractual      1.75%        July 1, 2012       June 30, 2016
   Class R6 Shares                                  Contractual      1.75%     September 24, 2012    June 30, 2016
   Class Y Shares                                   Contractual      1.75%        July 1, 2012       June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY    LIMITATION  CURRENT LIMIT          DATE
----                                 ------------  ---------- ------------------ ----------------
Invesco Energy Fund
   Class A Shares                    Contractual      2.00%     July 1, 2009      June 30, 2016
   Class B Shares                    Contractual      2.75%     July 1, 2009      June 30, 2016
   Class C Shares                    Contractual      2.75%     July 1, 2009      June 30, 2016
   Class R5 Shares                   Contractual      1.75%     July 1, 2009      June 30, 2016
   Class Y Shares                    Contractual      1.75%     July 1, 2009      June 30, 2016
   Investor Class Shares             Contractual      2.00%     July 1, 2009      June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                    Contractual      1.14%   September 1, 2014  August 31, 2016
   Class B Shares                    Contractual      1.89%   September 1, 2014  August 31, 2016
   Class C Shares                    Contractual      1.89%   September 1, 2014  August 31, 2016
   Class R5 Shares                   Contractual      0.89%   September 1, 2014  August 31, 2016
   Class R6 Shares                   Contractual      0.89%   September 1, 2014  August 31, 2016
   Class Y Shares                    Contractual      0.89%   September 1, 2014  August 31, 2016
   Investor Class Shares             Contractual      1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual      2.00%     July 1, 2009      June 30, 2016
   Class B Shares                    Contractual      2.75%     July 1, 2009      June 30, 2016
   Class C Shares                    Contractual      2.75%     July 1, 2009      June 30, 2016
   Class Y Shares                    Contractual      1.75%     July 1, 2009      June 30, 2016
   Investor Class Shares             Contractual      2.00%     July 1, 2009      June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual      2.00%    August 1, 2015     June 30, 2016
   Class B Shares                    Contractual      2.75%    August 1, 2015     June 30, 2016
   Class C Shares                    Contractual      2.75%    August 1, 2015     June 30, 2016
   Class R Shares                    Contractual      2.25%    August 1, 2015     June 30, 2016
   Class R5 Shares                   Contractual      1.75%    August 1, 2015     June 30, 2016
   Class R6 Shares                   Contractual      1.75%    August 1, 2015     June 30, 2016
   Class Y Shares                    Contractual      1.75%    August 1, 2015     June 30, 2016

Invesco Small Cap Value Fund
   Class A Shares                    Contractual      2.00%     July 1, 2012      June 30, 2016
   Class B Shares                    Contractual      2.75%     July 1, 2012      June 30, 2016
   Class C Shares                    Contractual      2.75%     July 1, 2012      June 30, 2016
   Class Y Shares                    Contractual      1.75%     July 1, 2012      June 30, 2016

Invesco Technology Fund
   Class A Shares                    Contractual      2.00%     July 1, 2012      June 30, 2016
   Class B Shares                    Contractual      2.75%     July 1, 2012      June 30, 2016
   Class C Shares                    Contractual      2.75%     July 1, 2012      June 30, 2016
   Class R5 Shares                   Contractual      1.75%     July 1, 2012      June 30, 2016
   Class Y Shares                    Contractual      1.75%     July 1, 2012      June 30, 2016
   Investor Class Shares             Contractual      2.00%     July 1, 2012      June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                    Contractual      2.00%   February 12, 2010   June 30, 2016
   Class B Shares                    Contractual      2.75%   February 12, 2010   June 30, 2016
   Class C Shares                    Contractual      2.75%   February 12, 2010   June 30, 2016
   Class Y Shares                    Contractual      1.75%   February 12, 2010   June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                    Contractual      2.00%     July 1, 2012      June 30, 2016
   Class B Shares                    Contractual      2.75%     July 1, 2012      June 30, 2016
   Class C Shares                    Contractual      2.75%     July 1, 2012      June 30, 2016
   Class R Shares                    Contractual      2.25%     July 1, 2012      June 30, 2016
   Class R5 Shares                   Contractual      1.75%     July 1, 2012      June 30, 2016
   Class Y Shares                    Contractual      1.75%     July 1, 2012      June 30, 2016

See page 16 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                   Contractual/   Expense   Effective Date of   Expiration
Fund                                                Voluntary    Limitation  Current Limit         Date
----                                               ------------  ---------- -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                                  Contractual      1.50%    July 1, 2012      June 30, 2016
   Class B Shares                                  Contractual      2.25%    July 1, 2012      June 30, 2016
   Class C Shares                                  Contractual      2.25%    July 1, 2012      June 30, 2016
   Class R5 Shares                                 Contractual      1.25%    July 1, 2012      June 30, 2016
   Class Y Shares                                  Contractual      1.25%    July 1, 2012      June 30, 2016

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                  Contractual      0.80%    July 1, 2013      June 30, 2016
   Class B Shares                                  Contractual      1.55%    July 1, 2013      June 30, 2016
   Class C Shares                                  Contractual      1.55%    July 1, 2013      June 30, 2016
   Class Y Shares                                  Contractual      0.55%    July 1, 2013      June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                                  Contractual      1.50%    July 1, 2013      June 30, 2016
   Class B Shares                                  Contractual      2.25%    July 1, 2013      June 30, 2016
   Class C Shares                                  Contractual      2.25%    July 1, 2013      June 30, 2016
   Class Y Shares                                  Contractual      1.25%    July 1, 2013      June 30, 2016
   Investor Class                                  Contractual      1.50%    July 15, 2013     June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                                  Contractual      1.50%    July 1, 2012      June 30, 2016
   Class B Shares                                  Contractual      2.25%    July 1, 2012      June 30, 2016
   Class C Shares                                  Contractual      2.25%    July 1, 2012      June 30, 2016
   Class Y Shares                                  Contractual      1.25%    July 1, 2012      June 30, 2016

Invesco Limited Term Municiipal Income Fund
   Class A Shares                                  Contractual      1.50%    July 1, 2012      June 30, 2016
   Class A2 Shares                                 Contractual      1.25%    July 1, 2012      June 30, 2016
   Class C Shares                                  Contractual      2.25%    June 30, 2013     June 30, 2016
   Class R5 Shares                                 Contractual      1.25%    July 1, 2012      June 30, 2016
   Class Y Shares                                  Contractual      1.25%    July 1, 2012      June 30, 2016

                           INVESCO MANAGEMENT TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund Institutional
 Class                                             Contractual     0.28%     July 1, 2014    December 31, 2016

                           INVESCO SECURITIES TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund   Contractual     1.15%   January 16, 2013  February 28, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2016
   Corporate Class                  Contractual       0.17%     July 1, 2009     December 31, 2016
   Institutional Class              Contractual       0.14%     July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2016
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2016
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2016
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2016
   Corporate Class                  Contractual       0.17%     July 1, 2009     December 31, 2016
   Institutional Class              Contractual       0.14%     July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2016
   Private Investment Class         Contractual      0.39%/2/   July 1, 2009     December 31, 2016
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2016
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2016
   Corporate Class                  Contractual       0.17%     July 1, 2009     December 31, 2016
   Institutional Class              Contractual       0.14%     July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2016
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2016
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2016
   Resource Class                   Contractual       0.34%     July 1, 2009     December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2016
   Corporate Class                  Contractual       0.17%     July 1, 2009     December 31, 2016
   Institutional Class              Contractual       0.14%     July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2016
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2016
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2016
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual      0.33%/2/   July 1, 2009     December 31, 2016
   Corporate Class                  Contractual       0.28%     July 1, 2009     December 31, 2016
   Institutional Class              Contractual       0.25%     July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual      0.80%/2/   July 1, 2009     December 31, 2016
   Private Investment Class         Contractual      0.50%/2/   July 1, 2009     December 31, 2016
   Reserve Class                    Contractual      1.12%/2/   July 1, 2009     December 31, 2016
   Resource Class                   Contractual      0.41%/2/   July 1, 2009     December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2016
   Corporate Class                  Contractual       0.17%     July 1, 2009     December 31, 2016
   Institutional Class              Contractual       0.14%     July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2016
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2016
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2016
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                   CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                                               ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                                 Contractual          2.00%            July 1, 2014     June 30, 2016
   Series II Shares                                Contractual          2.25%            July 1, 2014     June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                                 Contractual          2.00%            July 1, 2012     June 30, 2016
   Series II Shares                                Contractual          2.25%            July 1, 2012     June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                 Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2017
   Series II Shares                                Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                                 Contractual          0.78%            May 1, 2013      April 30, 2017
   Series II Shares                                Contractual          1.03%            May 1, 2013      April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                                 Contractual          2.00%            May 1, 2013      June 30, 2016
   Series II Shares                                Contractual          2.25%            May 1, 2013      June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                 Contractual          0.61%           April 30, 2015    April 30, 2017
   Series II Shares                                Contractual          0.86%           April 30, 2015    April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                 Contractual          2.00%            May 1, 2013      June 30, 2016
   Series II Shares                                Contractual          2.25%            May 1, 2013      June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                 Contractual          2.00%            July 1, 2012     June 30, 2016
   Series II Shares                                Contractual          2.25%            July 1, 2012     June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                                 Contractual          1.50%            July 1, 2012     June 30, 2016
   Series II Shares                                Contractual          1.75%            July 1, 2012     June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                                 Contractual          2.25%            July 1, 2012     June 30, 2016
   Series II Shares                                Contractual          2.50%            July 1, 2012     June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                                 Contractual          2.00%            May 1. 2013      June 30, 2016
   Series II Shares                                Contractual          2.25%            May 1, 2013      June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                                 Contractual          2.00%            May 1. 2013      June 30, 2016
   Series II Shares                                Contractual          2.25%            May 1, 2013      June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                       ------------  ---------- -----------------  ---------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual      1.50%     May 1, 2013      June 30, 2016
   Series II Shares                        Contractual      1.75%     May 1, 2013      June 30, 2016

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual      1.50%     May 1, 2013      June 30, 2016
   Series II Shares                        Contractual      1.75%     May 1, 2013      June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual      0.78%     May 1. 2013      April 30, 2017
   Series II Shares                        Contractual      1.03%     May 1, 2013      April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual      1.50%     May 1, 2014      June 30, 2016
   Series II Shares                        Contractual      1.75%     May 1, 2014      June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual      2.25%     July 1, 2012     June 30, 2016
   Series II Shares                        Contractual      2.50%     July 1, 2012     June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual      2.00%     May 1, 2015      June 30, 2016
   Series II Shares                        Contractual      2.25%     May 1, 2015      June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2016
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual      2.00%     July 1, 2014     June 30, 2016
   Series II Shares                        Contractual      2.25%     July 1, 2014     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual      2.00%     July 1, 2012     June 30, 2016
   Series II Shares                        Contractual      2.25%     July 1, 2012     June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2016
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2016
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2016
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/                EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                 VOLUNTARY                LIMITATION  CURRENT LIMIT         DATE
----                                   -------------------------------------  ---------- -----------------  --------------
Invesco California Value Municipal
  Income Trust                                       Voluntary                  0.73%      July 1, 2015          N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                                   CONTRACTUAL/                EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                 VOLUNTARY                LIMITATION  CURRENT LIMIT         DATE
----                                   -------------------------------------  ---------- -----------------  --------------
Invesco Municipal Opportunity Trust                  Voluntary                  0.89%    November 1, 2014        N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/                EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                 VOLUNTARY                LIMITATION  CURRENT LIMIT         DATE
----                                   -------------------------------------  ---------- -----------------  --------------
Invesco Quality Municipal Income Trust               Voluntary                  0.50%    October 15, 2012        N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                   CONTRACTUAL/                EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                 VOLUNTARY                LIMITATION  CURRENT LIMIT         DATE
----                                   -------------------------------------  ---------- -----------------  --------------
Invesco Trust for Investment Grade
  New York Municipals                                Voluntary                  0.69%    August 27, 2012         N/A

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO      INVESCO BOND FUND
COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)  INVESCO CALIFORNIA VALUE MUNICIPAL
                                         INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)    INVESCO DYNAMIC CREDIT OPPORTUNITIES
                                         FUND
AIM GROWTH SERIES (INVESCO GROWTH        INVESCO EXCHANGE FUND
SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO  INVESCO HIGH INCOME TRUST II
INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO            INVESCO MANAGEMENT TRUST
INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS          INVESCO MUNICIPAL INCOME
(INVESCO INVESTMENT SECURITIES FUNDS)    OPPORTUNITIES TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)  INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM TAX-EXEMPT FUNDS (INVESCO            INVESCO MUNICIPAL TRUST
TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO    INVESCO PENNSYLVANIA VALUE MUNICIPAL
TREASURER'S SERIES TRUST)                INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO    INVESCO QUALITY MUNICIPAL INCOME TRUST
VARIABLE INSURANCE FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME       INVESCO SECURITIES TRUST
TRUST II
                                         INVESCO SENIOR INCOME TRUST
                                         INVESCO TRUST FOR INVESTMENT GRADE
                                         MUNICIPALS
                                         INVESCO TRUST FOR INVESTMENT GRADE
                                         NEW YORK MUNICIPALS
                                         INVESCO VALUE MUNICIPAL INCOME TRUST

         on behalf of the Funds listed in
         the Exhibit to this Memorandum of
         Agreement

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST (INVESCO                                                                      EXPIRATION
COUNSELOR SERIES TRUST)                               WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
-----------------------------------    -------------------------------------------------- -------------- ----------
Invesco Strategic Real Return Fund       Invesco will waive advisory fees in an amount
                                        equal to the advisory fees earned on underlying
                                                    affiliated investments                  4/30/2014    06/30/2017

AIM INVESTMENT FUNDS (INVESCO                                                                            EXPIRATION
INVESTMENT FUNDS                                      WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
-----------------------------          -------------------------------------------------- -------------- ----------
Invesco Balanced-Risk Commodity          Invesco will waive advisory fees in an amount
Strategy Fund                           equal to the advisory fees earned on underlying
                                                    affiliated investments                   02/24/15    06/30/2017
Invesco Global Targeted Returns Fund     Invesco will waive advisory fees in an amount
                                        equal to the advisory fees earned on underlying
                                                    affiliated investments                  12/17/2013   06/30/2017
Invesco Strategic Income Fund            Invesco will waive advisory fees in an amount
                                        equal to the advisory fees earned on underlying
                                                    affiliated investments                   5/2/2014    06/30/2017
Invesco Unconstrained Bond Fund          Invesco will waive advisory fees in an amount
                                        equal to the advisory fees earned on underlying
                                                    affiliated investments                  10/14/2014   06/30/2017

AIM TREASURER'S SERIES TRUST (INVESCO                                                                    EXPIRATION
TREASURER'S SERIES TRUST)                             WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
-------------------------------------  -------------------------------------------------- -------------- ----------
Premier Portfolio                      Invesco will waive advisory fees in the amount of
                                       0.07% of the Fund's average daily net assets          2/1/2011    12/31/2016
Premier U.S. Government Money          Invesco will waive advisory fees in the amount of
Portfolio                              0.07% of the Fund's average daily net assets          2/1/2011    12/31/2016

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

       PORTFOLIO                          EFFECTIVE DATE COMMITTED UNTIL
       ---------                          -------------- ---------------
       Invesco Charter Fund                July 1, 2007   June 30, 2017
       Invesco Diversified Dividend Fund   July 1, 2007   June 30, 2017
       Invesco Summit Fund                 July 1, 2007   June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

    FUND                                      EFFECTIVE DATE COMMITTED UNTIL
    ----                                      -------------- ---------------
    Invesco European Small Company Fund        July 1, 2007   June 30, 2017
    Invesco Global Core Equity Fund            July 1, 2007   June 30, 2017
    Invesco International Small Company Fund   July 1, 2007   June 30, 2017
    Invesco Small Cap Equity Fund              July 1, 2007   June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Alternative Strategies Fund              October 14, 2014   June 30, 2017
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2017
Invesco Multi-Asset Inflation Fund               October 14, 2014   June 30, 2017
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                       February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2017
 Invesco European Growth Fund                  July 1, 2007     June 30, 2017
 Invesco Global Growth Fund                    July 1, 2007     June 30, 2017
 Invesco Global Opportunities Fund            August 3, 2012    June 30, 2017
 Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2017
 Invesco International Companies Fund        December 21, 2015  June 30, 2017
 Invesco International Core Equity Fund        July 1, 2007     June 30, 2017
 Invesco International Growth Fund             July 1, 2007     June 30, 2017
 Invesco Select Opportunities Fund            August 3, 2012    June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2017
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2017
Invesco Endeavor Fund                                July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/4/           September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2017
Invesco Greater China Fund                           July 1, 2007     June 30, 2017
Invesco International Total Return Fund              July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2017
Invesco MLP Fund                                   August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2017
Invesco Premium Income Fund/6/                    December 13, 2011   June 30, 2017
Invesco Select Companies Fund                        July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Corporate Bond Fund                      February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                    July 1, 2007     June 30, 2017
Invesco High Yield Fund                            July 1, 2007     June 30, 2017
Invesco Money Market Fund                          July 1, 2007     June 30, 2017
Invesco Real Estate Fund                           July 1, 2007     June 30, 2017
Invesco Short Duration Inflation Protected Fund    July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                       July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                       July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

     FUND                                  EFFECTIVE DATE   COMMITTED UNTIL
     ----                                 ----------------- ---------------
     Invesco American Value Fund          February 12, 2010  June 30, 2017
     Invesco Comstock Fund                February 12, 2010  June 30, 2017
     Invesco Energy Fund                    July 1, 2007     June 30, 2017
     Invesco Dividend Income Fund           July 1, 2007     June 30, 2017
     Invesco Gold & Precious Metals Fund    July 1, 2007     June 30, 2017
     Invesco Mid Cap Growth Fund          February 12, 2010  June 30, 2017
     Invesco Small Cap Value Fund         February 12, 2010  June 30, 2017
     Invesco Technology Fund                July 1, 2007     June 30, 2017
     Invesco Technology Sector Fund       February 12, 2010  June 30, 2017
     Invesco Value Opportunities Fund     February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/7/  December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund                April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2017
Invesco V.I. Government Money Market Fund        July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund             July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2017
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2017

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                    EFFECTIVE DATE   COMMITTED UNTIL
----                                                  ------------------ ---------------
Invesco Exchange Fund                                 September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                                     EFFECTIVE DATE  COMMITTED UNTIL
----                                                    ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/     January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                                      EFFECTIVE DATE COMMITTED UNTIL
----                                                      -------------- ---------------
Invesco Conservative Income Fund                           July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

FUND                                                     EFFECTIVE DATE  COMMITTED UNTIL
----                                                     --------------- ---------------
Invesco Advantage Municipal Income Trust II               May 15, 2012    June 30, 2017
Invesco Bond Fund                                        August 26, 2015  June 30, 2017
Invesco California Value Municipal Income Trust           May 15, 2012    June 30, 2017
Invesco Dynamic Credit Opportunities Fund                 May 15, 2012    June 30, 2017
Invesco High Income Trust II                              May 15, 2012    June 30, 2017
Invesco Municipal Income Opportunities Trust             August 26, 2015  June 30, 2017
Invesco Municipal Opportunity Trust                       May 15, 2012    June 30, 2017
Invesco Municipal Trust                                   May 15, 2012    June 30, 2017
Invesco Pennsylvania Value Municipal Income Trust         May 15, 2012    June 30, 2017
Invesco Quality Municipal Income Trust                   August 26, 2015  June 30, 2017
Invesco Senior Income Trust                               May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade Municipals             May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade New York Municipals    May 15, 2012    June 30, 2017
Invesco Value Municipal Income Trust                      June 1, 2010    June 30, 2017

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.